UBS Series Funds

April 28, 2020

Supplement to the Prospectus dated December 30, 2019, as supplemented.

Includes:

•	UBS Select ESG Prime Institutional Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Institutional Fund regarding the extension of the voluntary fee waivers through June 30, 2020. These disclosure changes will become effective on May 1, 2020.

The Prospectus is hereby supplemented as shown below.

The section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 48 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Institutional Fund’s expenses by 0.10% until June 30, 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1056